UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2023

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2321 NE Argyle Street, Unit D

Portland, Oregon 97211

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 28, 2023, Eastside held its Annual Meeting of Stockholders (the “Meeting”). The total number of shares of Eastside’s common stock voted in person or by proxy at the Meeting was 1,149,811, representing approximately 72.29% of the 1,590,427 shares outstanding and entitled to vote at the Meeting. The following matters were submitted to a vote of the shareholders, the results of which were as follows:

1. Election of Directors.

The following persons were elected as directors of Eastside by the votes cast as follows:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Elizabeth Levy-Navarro	639,263	198,456	12,272	299,820

Eric Finnsson	644,853	190,888	14,250	299,820

Robert Grammen	735,957	101,742	12,292	299,820

Stephanie Kilkenny	722,752	117,347	9,892	299,820

Geoffrey Gwin	805,738	24,233	20,020	299,820

2. Approval of Executive Compensation.

Advisory approval of the compensation of Eastside’s named executive officers passed with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
709,442	135,951	4,598	299,820

3. Ratification of M&K CPAS, PLLC.

The proposal to ratify the appointment of M&K CPAS, PLLC as Eastside’s independent registered public accounting firm for fiscal year 2023 was approved per the votes cast as follows:

Votes For	Votes Against	Abstentions
1,064,895	51,559	33,357

4. Approval of the Proposal to Increase the Number of Authorized Shares

The proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock to 6,000,000 was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
804,394	42,089	3,508	299,820

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5. Authorization to adjourn the Annual Meeting

The proxy holders were authorized to adjourn the Annual Meeting, if necessary, by the following vote:

Votes For	Votes Against	Abstentions
1,087,197	57,409	5,205

An adjournment was not required.

Item 5.03 Amendments to Articles of Incorporation

On January 2, 2024, the Registrant filed with the Nevada Secretary of State a Certificate of Amendment of the Articles of Incorporation. The Certificate of Amendment increased the number of authorized shares of Common Stock from 1,750,000 to 6,000,000.

Item 9.01 Financial Statements and Exhibits

Exhibits

3-a	Certificate of Amendment of Articles of Incorporation filed on January 2, 2024.
104	Cover page interactive data file (embedded within the iXBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2024

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Geoffrey Gwin
Chief Executive Officer

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